SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        August 12, 2004
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                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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            Maine                  0-2429                   59-0276810
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(State or other jurisdiction  (Commission File     (IRS Employer Identification
      of incorporation)            Number)                     No.)


  One Energy Place, Pensacola, Florida                           32520-0786
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (850) 444-6111
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.         Other Events and Regulation FD Disclosure.

     On August 12, 2004, Georgia Power Company ("Georgia Power") and Gulf Power Company ("Gulf Power") entered into a purchased power agreement with Florida Power & Light ("FP&L"). Under the agreement, Georgia Power and Gulf Power will provide FP&L with 165 megawatts of capacity annually from the jointly owned Plant Scherer Unit 3 for the period from June 2010 through December 2015. The contract provides for fixed capacity payments and variable energy payments based on actual energy delivered. The contract is contingent upon certain events, including approval of the Florida Public Service Commission. The final outcome of this matter cannot now be determined.


                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 16, 2004                GULF POWER COMPANY





                                      By    /s/Wayne Boston
                                              Wayne Boston
                                         Assistant Secretary